Exhibit 99.2

CONFIDENTIAL | Chicago Atlantic Advisers, LLC REAL ESTATE FINANCE EARNINGS SUPPLEMENTAL For the fourth quarter and year ended December 31, 2025

Forward Looking Statements This presentation contains forward - looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21 E of the Securities and Exchange Act of 1934 , as amended (the “Exchange Act”), regarding future events and the future results of Chicago Atlantic Real Estate Finance, Inc . (“Chicago Atlantic”, “REFI”, the “Company”, and “we”, “us”, and “our”) that are based on current expectations, estimates, forecasts, projections about the industry in which the Company operates and the beliefs and assumptions of the management of the Company . Words such as “address,” “anticipate,” “believe,” “consider,” “continue,” “develop,” “estimate,” “expect,” “further,” “goal,” “intend,” “may,” “plan,” “potential,” “project,” “seek,” “should,” “target,” “will,” variations of such words and similar expressions are intended to identify such forward - looking statements . Such statements reflect the current views of the Company and its management with respect to future events and are subject to certain risks, uncertainties and assumptions . Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company’s actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward - looking statements . Summaries of documents contained in this presentation may not be complete . The Company does not represent that the information herein is complete . The information in this presentation is current only as of December 31 , 2025 , or such other date noted in this presentation, and the Company’s business or financial condition and other information in this presentation may change after that date . The Company undertakes no obligation to update any forward - looking statements in order to reflect any event or circumstance occurring after the date of this presentation or currently unknown facts or conditions . You are urged to review and carefully consider any cautionary statements and other disclosures, including the statements under the heading “Risk Factors” and elsewhere in the Company’s filings with the Securities and Exchange Commission . Factors that may cause actual results to differ materially from current expectations include, among others : the Company’s business and investment strategy ; global conflicts, such as the war between Russia and Ukraine, the hostilities in the Middle East and market volatility resulting from such conflicts ; the ability of Chicago Atlantic REIT Manager, LLC (the “Manager”) to locate suitable loan opportunities for the Company and allocate such opportunities among the Company and affiliates with similar investment strategies, monitor and actively manage the Company’s loan portfolio and implement the Company’s investment strategy ; allocation of loan opportunities to the Company by the Manager ; the Company’s projected operating results ; actions and initiatives of the U . S . or state governments and changes to government policies and the execution and impact of these actions, initiatives and policies, including the fact that cannabis remains illegal under federal law ; the estimated growth in and evolving market dynamics of the cannabis market ; the demand for cannabis cultivation and processing facilities ; shifts in public opinion regarding cannabis ; the state of the U . S . economy generally or in specific geographic regions ; economic trends and economic recoveries ; the amount and timing of the Company’s cash flows, if any, from the Company’s loans ; the Company’s ability to obtain and maintain financing arrangements ; the Company’s leverage ; changes in the value of the Company’s loans ; the Company’s investment and underwriting process ; rates of default or decreased recovery rates on the Company’s loans ; the degree to which any interest rate or other hedging strategies may or may not protect the Company from interest rate volatility ; changes in interest rates and impacts of such changes on the Company’s results of operations, cash flows and the market value of the Company’s loans ; interest rate mismatches between the Company’s loans and the Company’s borrowings used to fund such loans ; the impact of inflation on our operating results ; the departure of any of the executive officers or key personnel supporting and assisting the Company from the Manager or its affiliates ; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters ; the Company’s ability to maintain the Company’s exclusion or exemption from registration under the Investment Company Act of 1940 ; the Company’s ability to qualify and maintain such qualification as a real estate investment trust (“REIT”) for U . S . federal income tax purposes ; estimates relating to the Company’s ability to make distributions to its stockholders in the future ; the Company’s understanding of its competition ; and market trends in the Company’s industry, interest rates, real estate values, the securities markets or the economy in general . The information contained in this presentation should be read in conjunction with our financial statements and notes thereto appearing elsewhere in our annual report on Form 10 - K for the year ended December 31 , 2025 , and other documents we file from time to time with the SEC . You are advised to consult any additional disclosures that we may make through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10 - K, quarterly reports on Form 10 - Q, and current reports on Form 8 - K . Chicago Atlantic Real Estate Finance, Inc 2 Important Disclosure Information

Market and Industry Data In this presentation, the Company relies on and refers to certain information and statistics obtained from third - party sources which it believes to be reliable, including reports by market research firms . The Company has not independently verified the accuracy or completeness of any such third - party information . Because the cannabis industry is relatively new and rapidly evolving, such market and industry data may be subject to significant change in a relatively short period . Important Notices This presentation is by Chicago Atlantic Real Estate Finance, Inc . , (“REFI” or the “Company”) a publicly traded company that has elected to be taxed as a REIT for federal income tax purposes . This presentation is provided for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy, any security or instrument . REFI is not a registered investment company and is managed by Chicago Atlantic REIT Manager, LLC (our “Manager”) . This presentation is not a communication by our Manager and is not designed to maintain any existing client or investor or solicit new clients or investors of the Manager . We routinely post important information for investors on our website, refi . reit . We intend to use this webpage as a means of disclosing material information, for complying with our disclosure obligations under Regulation FD and to post and update investor presentations and similar materials on a regular basis . REFI encourages investors, analysts, the media and others interested in REFI to monitor the Investor Relations section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations, webcasts and other information we post from time to time on our website . Past performance is no guarantee of future results . There is no guarantee that any investment strategy referenced herein will work under all market conditions . You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein . The information contained herein is not intended to provide, and should not be relied upon for accounting, legal or tax advice or investment recommendations for REFI or any of its affiliates . Non - GAAP Financial Measures This presentation includes certain non - GAAP financial measures, including Distributable Earnings, to evaluate our performance excluding the effects of certain transactions and certain GAAP adjustments that we believe are not necessarily indicative of our current loan activity and operations . We believe the non - GAAP financial measures are useful for management, investors, analysts, and other interested parties in evaluating our performance but should not be viewed in isolation and are not a substitute for financial measures computed in accordance with GAAP . We define Distributable Earnings as, for a specified period, the net income (loss) computed in accordance with GAAP, excluding (i) non - cash equity compensation expense, (ii) depreciation and amortization, (iii) any unrealized gains, losses or other non - cash items recorded in net income (loss) for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income (loss) ; provided that Distributable Earnings does not exclude, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash, (iv) provision for current expected credit losses and (v) one - time events pursuant to changes in GAAP and certain non - cash charges, in each case after discussions between our Manager and our independent directors and after approval by a majority of such independent directors . We believe providing Distributable Earnings on a supplemental basis to our net income as determined in accordance with GAAP is helpful to stockholders in assessing the overall performance of our business . As a REIT, we are required to distribute at least 90 % of our annual REIT taxable income and to pay tax at regular corporate rates to the extent that we annually distribute less than 100 % of such taxable income . Given these requirements and our belief that dividends are generally one of the principal reasons that stockholders invest in our common stock, we generally intend to attempt to pay dividends to our stockholders in an amount equal to our net taxable income, if and to the extent authorized by our Board . Distributable Earnings is one of many factors considered by our Board in authorizing dividends and, while not a direct measure of net taxable income, over time, the measure can be considered a useful indicator of our dividends . Chicago Atlantic Real Estate Finance, Inc 3 Important Disclosure Information

Chicago Atlantic Real Estate Finance: Company Overview Chicago Atlantic Real Estate Finance, Inc 4 » Commercial mortgage REIT and institutional lender to state - licensed operators in the cannabis industry. » Manages a diversified portfolio of borrowers, geographies and asset types with strong real estate collateral coverage and loan - to - enterprise value ratios. » Aims to provide risk - adjusted total returns for stockholders through consistent dividends and capital appreciation. » Access to Chicago Atlantic’s leading cannabis lending platform as lead or co - lead arranger, and its proprietary sourcing network and direct originations team » Experienced and robust origination team responsible for sourcing and closing over $3.2 billion in credit facilities since its inception, of which $2.5 billion has been made to cannabis operators. (1) As of December 31, 2025, represents transactions closed by our Sponsor (“Chicago Atlantic Group, LP”) and its affiliates. (2) As of December 31, 2025, includes potential syndications and refinancings, and represents cannabis originations across the Sponsor’s platform. (3) As of December 31, 2025. ~$616M near - term pipeline under evaluation (2) $3.2B+ in loans closed since platform inception (1) 100+ cannabis loans closed across platform (1) $411.1M outstanding loan principal (3) 16.3% gross portfolio yield (3) 1.2x real estate collateral coverage in current portfolio (3)

P e t e r S a c k (1) C o - C E O Tony Cappell (1) Co - CEO John Mazarakis (1) Executive Chairman ▪ ▪ Debt investor with over 15 years of experience, beginning at Wells Fargo Foothill ▪ Completed over 150 deals, comprising over $5bn in total credit ▪ MBA from Chicago Booth and BA from University of Wisconsin ▪ Originated over $500mm in cannabis credit transactions ▪ Developed and owns over 1mm sf of real estate across 4 states ▪ Founded restaurant group with 30+ units and 1,200+ employees Industry - Leading Management and Investment Team Deep Cannabis, Credit and Real Estate Expertise With Entrepreneurial Approach (1) Denotes member of Investment Committee Chicago Atlantic Real Estate Finance, Inc 5

Elizabeth Stavola Michael Steiner Brandon Konigsberg Jason Papastavrou ▪ Founder & President of MPX Bioceutical Corp (MPX) which went public in 2017 ▪ Founder & Creator of the brands CBD for Life, Melting Point Extracts (MPX), Health for Life AZ, GreenMart of Maryland & Nevada ▪ Former CSO & Board Member of iAnthus Capital Management ▪ Former Top Institutional Equities Salesperson at Jefferies & Co. ▪ Founder and President of Service Energy and Petroleum Equipment, which are engaged in the energy, transportation and environmental services business. ▪ Expert in highly regulated industries ▪ BA in History from Wake Forest University and MBA from University of Delaware ▪ Audit Committee Chairman ▪ EVP and Group Treasurer at Scotiabank ▪ Former CFO at J.P. Morgan Securities and Managing Director at JPMorgan Chase ▪ Current member of board of directors of GTJ REIT, SEC - registered equity REIT ▪ Former auditor at Goldstein, Golub and Kessler ▪ CPA and BA in Accounting from University of Albany and MBA from New York University’s Stern School of Business ▪ Lead Independent Director ▪ Founder and CIO of ARIS Capital Management ▪ Former member of board of directors of GXO Logistics (NYSE:GXO); XPO Logistics (NYSE:XPO) and United Rentals (NYSE:URI) ▪ BS in Mathematics and MS and PhD in Electrical Engineering and Computer Science from MIT Veteran Independent Directors Significant Public Board, REIT, Financial and Corporate Governance Expertise Chicago Atlantic Real Estate Finance, Inc 6

Target Loan Profile Presented for illustrative purposes only, actual loan characteristics may differ. Chicago Atlantic Real Estate Finance, Inc 7 Real estate financing, capital expenditure and growth/acquisition capital USES OF CAPITAL $10 - $50 million SIZE 2 - 3 years TERM Term loans and delayed draw term loans STRUCTURE Mortgage/deed of trust, stock pledge, all asset UCC - 1 lien, guarantees COLLATERAL 50 - 150 bps per month AMORTIZATION Below 60% LTV Limited license, vertically integrated operators TARGET Less than 2.0x SENIOR DEBT TO EBITDA RATIO Make - whole provisions and prepayment penalties OTHER TERMS Debt service coverage ratio, limited indebtedness, deposit account control agreements, minimum liquidity, monthly reporting requirements COVENANTS

Chicago Atlantic Real Estate Finance, Inc 8 Note: (1) As of December 31, 2025 (2) As of December 31, 2025, approximately $231.0 million (56.2%) and $25.4 million (6.2%) of total outstanding principal bears interest based on the Prime Rate and Secured Overnight Financing Rate (“SOFR”), respectively. Rates of 4.00% and 3.72% noted are benchmarked to SOFR. PR IN C IPAL O U T ST AN D IN G (1) Portfolio Diversification Our portfolio is diversified by size and interest rate type 39.5% 23.7% 36.7% Top 5 Loans Next 5 Loans Remaining Loans Average Loan Size = 3.4% 37.6% 14.2% 48.2% Fixed - rate Floating - rate (Rate floor < 6.75%) Floating - rate (Rate floor >= 6.75%) BY RATE TYPE (2) FLOATING LOANS BY RATE FLOOR (2) $80,000,000 $70,000,000 $60,000,000 $50,000,000 $40,000,000 $30,000,000 $20,000,000 $10,000,000 $0 $100,000,000 $90,000,000 0.00% 3.72% 4.00% 6.25% 7.00% 7.50% 8.00% 8.50% Principal Balance $411.1M Top 10 Loans = 63.2% of principal outstanding BY LOAN

Portfolio Diversification (Continued) Our portfolio is diversified across operators, geographies, and asset types PR IN C IPAL O U T ST AN D IN G (1) 7% 14% 16% 19% 5% 6% 6% 11% 4% 4% 8% Michigan California Florida Ohio Illinois Missouri Arizona New York Pennsylvania Nebraska Other Note: (1) As of December 31, 2025, reflects the of total loans held for investment. (2) SSO = single state operator, MSO = multi - state operator. (3) “Other” location category includes approximately $15.8 million of loans (3.6%) domiciled primarily in West Virginia (2.1%), Texas (0.6%) and New Jersey (0.6%). $411.1M BY LOCATION 3 30.2% 18.1% 49.1% Loans with Retail/Industrial collateral Loans with Retail collateral Loans with Industrial collateral Loans with no real estate collateral $411.1M BY REAL ESTATE COLLATERAL TYPE 2.7% PERCENTAGE OF REAL ESTATE COLLATERAL VALUE BY STATE AND OPERATOR TYPE 2 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% AZ CA FL IL MI MO NE NY OH PA WV Other MSO SSO Chicago Atlantic Real Estate Finance, Inc 9

1 Represents portion of the portfolio exposed to rate decline based on prevailing U.S prime rate and SOFR. 2 Includes estimated impact of floating rate loans indexed to both the U.S prime rate and SOFR. N ET I N VEST M EN T I N C O M E SEN SI T I VI T Y (2) Portfolio Diversification (Continued) Safeguarding the business from interest rate volatility 42.7% 28.8% 30.2% 35.8% 9.2% 7.75% 7.50% 7.50% 7.25% 6.75% 6.2% 6.4% 6.6% 6.8% 7.0% 7.2% 7.4% 7.6% 7.8% 45% 8.0% 0% 5% 10% 15% 20% 25% 30% 35% 40% Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Principal Balance Prime Rate Chicago Atlantic Real Estate Finance, Inc 10 Estimated Change in Net Investment Income ($ in 000s) Bps change in Benchmark Interest Rates $6,218 300 $4,146 200 $2,073 100 $(14) (100) $50 (200) $166 (300) PO R T F O L I O EX PO SU R E VS. PR I M E R AT E (1)

(1) Our loans to owner operators in the state - licensed cannabis industry are secured by additional collateral, including personal and corporate guarantee(s), where applicable subject to local laws and regulations. Loan to enterprise value ratio (LTEV) is calculated as total senior loan principal outstanding divided by total value of collateral on a weighted average basis. (2) Expressed as percentage of total outstanding loan principal of $411.1 million as of December 31, 2025. LOAN TO ENTERPRISE VALUE RATIO (1)(2) REAL ESTATE COVERAGE RATIO (2) Loan Collateral Coverage 44.2% loan to enterprise value and 1.2x real estate collateral coverage $ - $50,000,000 $100,000,000 $150,000,000 $200,000,000 $250,000,000 $300,000,000 <20% >80% 21 - 40% 41 - 60% 61 - 80% Portfolio Weighted Average (44.2%) 40.0% 35.0% 30.0% 25.0% 20.0% 15.0% 10.0% 5.0% 0.0% Chicago Atlantic Real Estate Finance, Inc 11 <.50x 0.51 - 1.00x 1.01 - 1.50x 1.51 - 2.00x Portfolio Weighted Average (1.2x) >2.0x

Chicago Atlantic Real Estate Finance, Inc 12 1 Distributable earnings per share based on basic weighted average common shares outstanding at the end of each respective quarter. Distributable Earnings and Dividends 1 $ - Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 Basic Distributable EPS Regular Dividend Special Dividend Annualized dividend yield to cost of 12.5% since inception

Chicago Atlantic Real Estate Finance, Inc 13 The Cannabis Landscape in the U.S. How the landscape changed over past 6 years 2019 2025 1 – MJBiz Factbook 2025 Q1 2 – Statista 3 – MJBiz Daily – June 20, 2025 https://mjbizdaily.com/map - of - us - marijuana - legalization - by - state/ x Legal in 42 states and the District of Columbia 3 x Medical use only: 18 states x Recreational/Medical use: 24 states & District of Columbia x Industry revenue estimated at $35B in 2025 1 x Legal in 35 states and the District of Columbia 1 x Medical use only: 25 states x Recreational/Medical use: 10 states & District of Columbia x Industry revenue estimated at $19.3B 2 Legalized recreational and medical use Legalized medical use only No regulated use

Chicago Atlantic Real Estate Finance, Inc 14 The Cannabis Industry: Opportunity Size and Growth Projections Chicago Atlantic makes no guarantee of future outcomes or targets. Refer to the Projections and Forward - Looking Statements disclosure at the end of this presentation. Source: MJBiz Factbook 2025; ($ in billions). The U.S. cannabis industry is estimated to be $35B in top - line retail revenue in 2025 and is projected to grow to $69B by 2031 2025 2026 2027 2028 2029 2030 2031 Retail Sales Estimates $35.3B $39.2B $69.1B $62.8B $55.6B $49.2B $43.9B

Chicago Atlantic Real Estate Finance, Inc 15 Federal Cannabis Policy Updates: Shift in Regulatory Reform Chicago Atlantic makes no guarantee of future outcomes. Please refer to Projections and Forward - Looking Statements disclosure at the end of this presentation. 1. https:// www.forbes.com/sites/sarahsinclair/2025/12/18/trump - signs - executive - order - to - reschedule - cannabis - heres - what - it - means/ 2. https:// www.cnbc.com/2025/11/13/congress - thc - hemp - ban.html PRESIDENT ORDERS RESCHEDULING OF CANNABIS CONGRESS BANS UNREGULATED CANNABIS: TACIT ENDORSEMENT OF CURRENT STATE PROGRAMS What Changed 1 • Dec 2025: President Trump’s executive order directed agencies to reclassify cannabis to a Schedule III substance • Most significant federal shift in policy in decades, but timing is still uncertain Why It Matters • Once enacted, will eliminate the 280E tax burden on cannabis companies • Encourages institutional capital re - engagement due to the decline in regulatory risk • Potential for increased M&A activity What Changed 2 • Nov 2025: Federal legislation tightened the hemp definition • Effectively banning intoxicating hemp - derived THC • One - year wind - down period Why It Matters • Closes the 2018 Farm Bill loophole • Disrupts the unregulated retail THC markets and reduces pricing pressure • Consolidates consumer demand back toward state - licensed cannabis ACCRETIVE POTENTIAL FOR CURRENT PORTFOLIO & INCREASES LENDING OPPORTUNITIES x Improves revenue visibility and margin durability for licensed operators x Strengthens operator cash flow and balance sheets x Supports higher valuation multiples x Improves and strengthens credit profiles and quality across the regulated market x DOES NOT ENCOURAGE NEW LENDING COMPETITION: Enables private lenders to maintain premium pricing and strong collateral protections

Chicago Atlantic Real Estate Finance, Inc 16 Potential Benefits of Regulatory Reform Renewed federal momentum around cannabis reform following President Trump’s December executive order have revived the possibility of rescheduling and broader regulatory clarity. Potential movement on rescheduling could materially improve operator cash flow, expand access to capital, and reopen strategic financing opportunities across the industry. 1 INCREASED MARKET OPPORTUNITIES Allowing dispensaries to process credit card transactions may lead to a significant boost in sales. ENHANCED SALES THROUGH CREDIT CARD PROCESSING As investor confidence grows, equity valuations are likely to tick higher, providing additional incentives for investment and increased credit protection. IMPROVED EQUITY VALUATIONS Further legalization could create more favorable conditions and increase portfolio attractiveness for potential acquirers (such as private equity or private credit funds), while make - whole provisions and pre - payment penalties provide additional appeal. INCREASED ATTRACTIVENESS FOR ACQUISITION Significant barriers to entry, such as stringent financial requirements and industry - specific knowledge, is likely to keep the market relatively stable and prevent an inundation of competitors over the next several years. FAVORABLE COMPETITIVE LANDSCAPE 1 – https:// www.forbes.com/sites/sarahsinclair/2025/12/18/trump - signs - executive - order - to - reschedule - cannabis - heres - what - it - means/

Chicago Atlantic Real Estate Finance, Inc 17 The Cannabis Landscape in the U.S. Where We See Opportunities WE FOLLOW POTENTIAL ALPHA INTO INDUSTRIES WITH LOW COMPETITION LACK OF TRADITIONAL FINANCING Banks generally don’t lend to firms in this industry, allowing higher interest rates, attractive collateral, and lender - friendly covenants. LOW CORRELATIONS TO TRADITIONAL MARKETS Medical cannabis behaves like pharmaceuticals, recreational cannabis behaves like tobacco and alcohol, both exhibiting low correlation with traditional markets. HIGH BARRIERS TO ENTRY Each state has unique investment characteristics, supply and demand dynamics, and legal frameworks, requiring sophisticated understanding of the industry and strong underwriting expertise. FOCUS ON LIMITED LICENSE STATES Limited license states have limited competition, lucrative license values, high wholesale prices, and less black market presence.

COMPETITORS: GROUPS COMPETITIVE ADVANTAGES Competitive Investment Landscape Mortgage REITs Sale/ Leaseback REITs Cannabis - Focused Lenders Community Banks Chicago Atlantic Real Estate Finance, Inc 18 Greater diversification Shorter loan durations Deal leads Lower LTVs Close relationships with management teams Ability to upsize REIT shares 50% of the origination fee We negotiate the deal Our borrower’s only source of debt Underwrite enterprise value in the borrowers

MANAGEMENT AND ONSITE MEETINGS Comprehensive Investment Process SOURCE AND REVIEW 1 SCREENING 2 GEOGRAPHY / INDUSTRY ▪ Focus primarily on U.S. borrowers ▪ (Local) industry dynamics FINANCIALS / OPERATIONS ▪ Historical financial statements / tax returns ▪ Projects of the business and financials ▪ Diversification / concentration vs. existing loan portfolio ▪ Current Capitalization COLLATERAL ▪ Real Estate, Stock Pledges, equipment, receivables and inventory ▪ Market comparable for liquidation ▪ In - place and to - be - acquired collateral ▪ External collateral available for credit enhancement ▪ Investor decks for equity raises ▪ Operational metrics vs industry peers TRANSACTION STRUCTURE ▪ Covenant packages ▪ Floating rate with Prime or SOFR floor ▪ Term and pre - payment fees ▪ Fixed annual amortization plus excess cash - flow recapture UNDERWRITING 3 MARKET STUDY / BUSINESS REVIEW ▪ Evaluate borrower’s business strategy and market conditions FULL COVENANT PACKAGE ASSESSMENT ▪ Leverage, EBITDA, fixed charge coverage, minimum cash, etc. ▪ Ability to further understand company and team FINANCIAL MODELING / SENSITIVITY ANALYSIS ▪ Core drivers of business / downside scenarios ▪ Serves as foundation for covenant creation COLLATERAL APPRAISALS AND ASSET VERIFICATIONS ▪ Assess value of the assets and whether they exist OVERVIEW ▪ Direct Origination ▪ Brand Recognition ▪ Ability to Act Timely ▪ Efficient Deal Process ▪ Relationships with PE Sponsors ▪ In - depth Knowledge PRICE / STRUCTURE ▪ Determine pricing and structure relative to underlying fundamentals without compromising on “zero loss” mentality CUSTOMER CALLS / BACKGROUND CHECKS ▪ Understand success of the company and ability of management team FINANCIAL STATEMENT, BANKING, AND TAX REVIEW ▪ Determine quality of earnings, after - tax cash flows and reporting requirements/capabilities This summary of our process is illustrative of our general investment process. From time to time, the investment process differs, as is appropriate to the investment considered. Chicago Atlantic Real Estate Finance, Inc 19

Comprehensive Investment Process (cont’d) STRUCTURING 4 MONITORING 5 QUARTERLY VALUATIONS REGULAR REPORTING BY BORROWERS ▪ Monthly reporting of financial and operational metrics by our borrowers provides an “early warning” approach to portfolio monitoring REGULAR INTERNAL MEETINGS ▪ Monthly tear sheet credit analysis including covenant compliance and forward - looking covenant default risk analysis prepared for investment committee ▪ Proprietary and customized analytics for each portfolio company INTERNAL CREDIT RATINGS ▪ Ratings assigned between 1 and 5 at monthly portfolio review and will determine corrective action ▪ Covenant defaults allow for the implementation of corrective actions and a re - set of economics to compensate for an increased risk profile ▪ Valuations according to valuation policy generally at amortized cost for performing loans . CAPITAL PRESERVATION ▪ Typically, a first lien on the borrower’s assets, pledge of company stock, and validity guaranty ▪ Loans have covenants designed to provide the ability for early intervention RETURN ENHANCEMENT CONSERVATIVE STRUCTURE STRONG CURRENT INCOME ▪ Contractual coupon and fees negotiated in loan terms ▪ Floating interest rate loans loan - to - value ratios with significant equity support ▪ Amortization features and excess cash - flow recapture for de - risking over life of loan ▪ Additional yield generation ▪ Conservative leverage and through warrants, other equity kickers, PIK interest, success and prepayment fees PREDICTABLE EXIT STRATEGY ▪ Fixed amortization and excess cash - flow recapture structured to ensure repayment without capital markets exit RECEIVE INVESTMENT COMMITTEE APPROVAL This summary of our process is illustrative of our general investment process. From time to time, the investment process differs, as is appropriate to the investment considered. Chicago Atlantic Real Estate Finance, Inc 20

Appendix Financial Overview For the three months and year ended December 31, 2025

Consolidated Balance Sheets Chicago Atlantic Real Estate Finance, Inc 22 December 31, 2024 December 31, 2025 Assets 364,238,847 $ 332,772,244 $ Loans held for investment 38,238,199 76,183,323 Loans held for investment - related party 402,477,046 408,955,567 Loans held for investment, at carrying value (4,346,869) (5,062,785) Current expected credit loss reserve 398,130,177 403,892,782 Loans held for investment at carrying value, net 5,335,000 - Loans, at fair value - related party (amortized cost of $0 and $5,500,000, respectively) 26,400,448 14,948,884 Cash and cash equivalents 1,453,823 4,009,800 Interest receivable 459,187 874,245 Other receivables and assets, net 3,370,339 1,189,937 Related party receivables 435,148,974 $ 424,915,648 $ Total Assets Liabilities 55,000,000 $ 49,100,000 $ Revolving loan 49,096,250 49,334,459 Notes payable, net 13,605,153 11,157,220 Dividend payable 2,043,403 2,214,920 Related party payables 2,863,158 3,098,576 Management and incentive fees payable 1,149,021 1,348,334 Interest payable 1,136,014 834,977 Accounts payable and other liabilities 1,297,878 12,686 Interest reserve 126,190,877 117,101,172 Total Liabilities Commitments and contingencies Stockholders' equity 208,292 210,803 Common stock, par value $0.01 per share, 100,000,000 shares authorized and 21,080,272 and 20,829,228 shares issued and outstanding, respectively 318,886,768 323,125,854 Additional paid - in - capital (10,136,963) ) (15,522,181 Accumulated deficit 308,958,097 307,814,476 Total stockholders' equity 435,148,974 $ 424,915,648 $ Total liabilities and stockholders' equity

1 Loan is on non - accrual status as of December 31, 2025 2 Excludes commitments that are conditional and subject to lender sole and absolute discretion. 3 “Floating” represents variable rate loans that pay interest at the designated benchmark rate plus an applicable spread. “P” = prime rate, “SOFR” = Secured Overnight Financing Rate Chicago Atlantic Real Estate Finance, Inc 23 Portfolio Overview (as of December 31, 2025) YTM IRR PIK Rate Cash Rate Rate Type 3 Percentage of Portfolio Unfunded Commitment 2 Principal Balance Maturity Date Location(s) Loan Number 17.0% 0.00% 13.25% Floating (P) 3.8% $ - $ 15,711,067 10/30/2026 Various 1 16.8% 0.00% 11.50% Floating (P) 6.6% - 27,110,506 12/31/2026 Michigan 2(a) 9.7% 10.00% 0.00% Fixed 0.2% - 969,406 12/31/2026 Michigan 2(b) 17.0% 0.00% 11.91% Fixed 1.6% - 6,626,809 6/17/2026 Arizona 4 (1) 17.2% 0.00% 15.00% Floating (P) 0.8% - 3,157,129 1/30/2026 Michigan 6 (1) 15.0% 0.00% 12.75% Floating (P) 8.8% - 36,130,667 6/30/2028 Illinois, Arizona 7 15.0% 0.00% 10.00% Fixed 2.1% - 8,491,943 6/30/2026 West Virginia 8 9.7% 0.00% 9.00% Fixed 7.1% - 29,126,987 3/31/2028 Pennsylvania 9 (1) 19.8% 2.00% 14.50% Floating (P) 3.8% - 15,681,730 10/31/2027 Various 12 26.9% 0.00% 16.75% Fixed 2.7% - 10,957,500 1/29/2027 Florida 16 17.9% 5.00% 8.75% Floating (P) 11.5% - 47,164,373 12/31/2026 Ohio 18 17.5% 5.00% 11.00% Fixed 5.2% - 21,359,272 12/31/2027 Florida 19 23.3% 2.00% 14.00% Floating (P) 1.6% - 6,557,301 7/29/2026 Illinois 21 18.7% 0.00% 15.50% Floating (P) 0.3% - 1,380,000 3/31/2027 Arizona 23 16.6% 0.00% 15.00% Fixed 5.4% - 22,068,401 6/29/2036 New York 25 15.5% 0.00% 13.25% Floating (P) 4.2% - 17,200,000 6/30/2027 Nebraska 27 18.6% 0.00% 16.25% Floating (P) 3.5% - 14,374,936 12/31/2026 Missouri, Arizona 30 18.7% 0.00% 16.25% Floating (P) 1.8% - 7,439,091 9/30/2028 California, Illinois 31 12.8% 0.00% 11.91% Fixed 2.4% - 10,000,000 5/29/2026 Arizona 34 (1) 16.6% 3.00% 12.00% Fixed 6.1% - 24,941,850 9/30/2028 California 35 15.0% 0.00% 13.75% Floating (P) 6.6% 2,355,293 27,150,398 1/1/2027 Illinois 36 15.2% 1.00% 12.00% Fixed 4.1% 10,000,000 16,961,689 11/24/2028 Various 37 15.3% 0.00% 10.00% Fixed 0.7% 2,095,000 2,905,000 6/12/2026 Various 38 20.4% 0.00% 14.25% Floating (SOFR) 0.1% - 427,778 7/28/2028 Various 40 16.1% 0.00% 14.50% Fixed 0.1% - 271,429 3/13/2027 Ohio 41 15.3% 0.00% 12.49% Floating (SOFR) 4.9% 16,666,667 20,000,000 2/28/2029 Various 42 15.4% 0.00% 13.25% Floating (P) 2.9% - 11,849,826 8/20/2028 Missouri 43 16.0% 0.00% 13.96% Floating (SOFR) 1.2% - 5,000,000 12/31/2028 Various 44 16.3% 1.2% 12.3% 62.4% / 37.6% 100.0% $ 31,116,960 $ 411,075,088 Subtotal

Consolidated Statements of Operation Chicago Atlantic Real Estate Finance, Inc 24 For the year ended December 31, For the three months ended December 31, 2024 2025 2024 (unaudited) 2025 (unaudited) Revenues 62,104,092 $ 62,936,040 $ 15,479,250 $ 16,075,823 $ Interest income (7,153,207) (7,545,641) (1,410,874) (1,837,620 Interest expense 54,950,885 55,390,399 14,068,376 14,238,203 Net interest income Expenses 8,061,896 8,202,136 2,863,158 3,098,576 Management and incentive fees, net 5,388,967 5,304,451 1,490,103 1,538,311 General and administrative expense 1,811,067 1,938,422 483,408 434,483 Professional fees 3,058,674 3,368,861 845,524 909,767 Stock based compensation (583,298 731,051 301,491 99,817 Provision (benefit) for current expected credit losses 17,737,306 19,544,921 5,983,684 6,080,954 Total expenses (240,604 165,000 ) (165,000 - Change in unrealized gain (loss) on investments - - - Realized gain on debt securities, at fair value 37,045,403 36,010,478 7,919,692 8,157,249 Net income before income taxes - - - Income tax expense 37,045,403 $ 36,010,478 $ 7,919,692 $ 8,157,249 $ Net income Earnings per common share: $ 1.71 $ 0.40 $ 0.39 $ Basic earnings per common share $ 1.68 $ 0.39 $ 0.38 $ Diluted earnings per common share Weighted average number of common shares outstanding: 19,279,501 21,003,635 19,830,596 21,075,353 Basic weighted average shares of common stock outstanding 19,713,916 21,431,650 20,256,628 21,485,739 Diluted weighted average shares of common stock outstanding

Reconciliation of Distributable Earnings to GAAP Net Income Chicago Atlantic Real Estate Finance, Inc 25 For the years ended December 31, 2024 December 31, 2025 37,045,403 $ 36,010,478 $ Net Income Adjustments to net income 3,058,674 3,368,861 Stock based compensation 256,998 406,663 Amortization of debt issuance costs (583,298 731,051 Provision (benefit) for current expected credit losses 240,604 ) (165,000 Change in unrealized gain (loss) on investments 40,018,381 $ 40,352,053 $ Distributable Earnings 19,279,501 21,003,635 Basic weighted average shares of common stock outstanding (in shares) $ 1.92 $ Basic Distributable Earnings per Weighted Average Share 19,713,916 21,431,650 Diluted weighted average shares of common stock outstanding (in shares) $ 1.88 $ Diluted Distributable Earnings per Weighted Average Share

About CHICAGO ATLANTIC Chicago Atlantic Real Estate Finance, Inc 26 (1) Capital under management represent total committed investor capital, total available leverage including undrawn capital, and capital invested by co - investors and managed by the firm. As of December 31, 2025. (2) As of December 31, 2025. The Sponsor is a credit - focused investment firm REFI completed its IPO in December 2021 INCEPTION x Sponsor capital under management: $2.3B (1) x One of the largest institutional lenders in the cannabis space SIZE 100+ professionals, including over 30 investment professionals (2) TEAM Seeking preservation of capital and income generation predominantly through cannabis investment opportunities that are overlooked or underserved by conventional capital providers INVESTMENT PRINCIPLES x Annualized dividend yield of approximately 12 - 14%, distributed quarterly PERFORMANCE x Chicago Atlantic REIT Manager, LLC, a subsidiary of Sponsor x Management fee of 1.5% of Equity, with 50% pro - rata origination fee offset x Incentive fee of 20% of Core Earnings, with 8% hurdle rate and no catch - up EXTERNAL MANAGER AND AGREEMENT Chicago, Miami, London, and New York LOCATIONS